UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 14, 2020, EOG Resources, Inc. (EOG) closed its sale of $750 million aggregate principal amount of its 4.375% Senior Notes due 2030 (2030 Notes) and $750 million aggregate principal amount of its 4.950% Senior Notes due 2050 (2050 Notes and, together with the 2030 Notes, the Notes). The Notes were issued under an indenture, dated as of May 18, 2009 (Indenture), by and between EOG, as issuer, and Wells Fargo Bank, National Association, as trustee, and an officers’ certificate, dated April 14, 2020, pursuant to the Indenture setting forth the specific terms of the Notes.

The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-228827) filed with the United States Securities and Exchange Commission on December 14, 2018.

The Indenture, the officers’ certificate, the form of global note for the 2030 Notes and the form of global note for the 2050 Notes are filed as Exhibits 4.1, 4.2, 4.3 and 4.4 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1

Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 4.375% Senior Notes due 2030 and 4.950% Senior Notes due 2050 of EOG, dated April 14, 2020.

*4.3	Form of Global Note with respect to the 4.375% Senior Notes due 2030 of EOG (included in Exhibit 4.2).

*4.4	Form of Global Note with respect to the 4.950% Senior Notes due 2050 of EOG (included in Exhibit 4.2).

*5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP, dated April 14, 2020.

*23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC.

Date: April 14, 2020	By:	/s/ Timothy K. Driggers
Timothy K. Driggers
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)